Securities and Exchange Commission

Washington, DC 20549

Form 8 – K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2004

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania	17601-4133

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press Release of Registrant, dated January 27, 2004

Re: Registrant announces 2003 earnings and declares stock split

Item 12. Results of Operations and Financial Condition

On January 27, 2004, Sterling Financial Corporation issued a press release announcing 2003 earnings and the declaration of a 5-for-4 stock split, effected in the form of a 25% stock dividend. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	STERLING	FINANCIAL CORPORATION

	By:	/s/ J. Roger Moyer, Jr.

J. Roger Moyer, Jr.
President and Chief Executive Officer
DATE January 27, 2004

EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original

99.1	Press Release of Sterling Financial Corporation dated January 27, 2004	4

3